Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]	Acquisitions
Acquisition of Seajacks International Limited
On August 12, 2021, the Company completed a previously announced transaction whereby one of its wholly-owned direct subsidiaries acquired from Marubeni Corporation, INCJ Ltd and Mitsui OSK Lines Ltd. (together, the “Sellers”) 100% of Atlantis Investorco Limited, the parent of Seajacks International Limited (“Seajacks”), for consideration of approximately 8.13 million shares, and $70.7 million of newly-issued redeemable notes (see Note 11, “Debt”). Upon completion, 7.5 million common shares and 700,000 preferred shares were issued to the Sellers. The preferred shares were subsequently converted to common shares.

Seajacks (www.seajacks.com) was founded in 2006 and is based in Great Yarmouth, UK. It is one of the largest owners of purpose-built self-propelled WTIVs in the world and has a track record of installing wind turbines and foundations dating to 2009. Seajacks’ flagship, NG14000X design “Seajacks Scylla”, was delivered from Samsung Heavy Industries in 2015, and it is currently employed in Asia. Seajacks also owns and operates the NG5500C design “Seajacks Zaratan” which is currently operating in the Japanese market under the Japanese flag, as well as three NG2500X specification WTIVs.

The transaction is being accounted for using the acquisition method of accounting for business combinations. Under this method, the total consideration transferred to consummate the acquisition is allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based on their respective fair values as of the closing date of the acquisition. With respect to contract assets and liabilities, the Company early-adopted ASU 2021-08 which requires contract assets and contract liabilities acquired in a business combination to be recognized and measured by the acquirer on the acquisition date in accordance with Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers, as if the acquirer had originated the contracts. Acquisition costs are expensed as incurred.

The acquisition method of accounting requires extensive use of estimates and judgments to allocate the consideration transferred to the identifiable tangible and intangible assets acquired and liabilities assumed. Accordingly, the initial allocation of the consideration transferred in may be adjusted upon completion of the final valuation of the assets acquired and liabilities assumed. The final valuation is expected to be completed as soon as practicable but no later than twelve months after the closing date of the acquisition.

The following table is a summary and allocation of the purchase price of the Seajacks acquisition (provisional amounts as of December 31, 2021):

(Dollars in thousands)
Purchase price:
Issuance of redeemable notes	$70,686
Equity issued (8.13 million shares)	152,288
Total purchase price	222,974

Allocated to:
Cash and cash equivalents	$25,719
Trade and other receivables	60,304
Inventories	4,655
Other current assets	5,832
Vessels	554,705
Brand Name *	4,518
Other non-current assets	6,289
Accounts payable and accrued expenses	(20,231)
Bank loans and other current debt	(341,651)
Other current liabilities	(15,852)
Other non-current liabilities	(3,878)
Fair value of assets acquired, less liabilities assumed	280,410
Gain on bargain purchase	(57,436)
Total purchase price	$222,974
*Indefinite useful life intangible asset, based upon appraisal performed

The vessel fair values were arrived at by independent valuations from three reputable brokers in the sector. Overall, the Company used point estimation techniques considering each broker’s concluded values on a vessel by vessel basis.

The fair value of the identified brand name intangible asset was determined by using a relief from royalty approach, which is a form of the income approach. Specifically, a benchmark royalty rate is applied to the net revenues expected to be generated by the brand name. The after-tax royalty stream is then discounted to present value, which results in an indication of owning the intangible asset.

The estimated fair value of the accounts receivable is equal to the contractual amount of the receivables and there are no significant receivables that are not expected to be collected.

Management’s preliminary estimate as of the date of this report is that the fair value of the net assets and liabilities acquired is greater than the purchase price (resulting in a negative value for goodwill). When the net fair value of the identifiable assets and liabilities acquired exceeds the purchase consideration, the fair value of net assets acquired is reassessed, with any residual negative goodwill recognized immediately in net income as a bargain purchase gain.

A key reason for the preliminary gain on bargain purchase is that the transaction was priced based on net asset value (“NAV”) of Eneti, with the number of shares issued being based on NAV per share. However, the share price upon which the fair value of the consideration is based for accounting purposes, the actual quote price on the date of acquisition, was materially lower. Also, the previous owners recognized that additional funding would be required to enable Seajacks to grow its business further through new vessel construction and upgrade of the existing vessels, however the previous ownership structure was not appropriate for such growth due to the certain limitations of one of the former owners. The reduction in share value combined with the previous owners’ desire to close the transaction on an accelerated basis enabled Eneti to obtain the Seajacks business at a lower price resulting in the recognition of a bargain purchase gain of $57.4 million, which is included in Other income (expense) under the Gain on bargain purchase of Seajacks in the Consolidated Statements of Operations.

Seajacks results of operations since acquisition are reflected in the Company's Consolidated Statements of Operations as follows:

($ in thousands)	Post-acquisition period ended December 31, 2021 *
Revenues	$41,903
Loss before taxes	(7,176)
*since August 12, 2021

The following unaudited pro-forma information is provided to present a summary of the combined results of the Company's operations with Seajacks as if the acquisition had occurred on January 1, 2020. The unaudited pro-forma financial information, which excludes the results of its drybulk business, is for information purposes only and is not necessarily indicative of what the results would have been had the acquisition been completed on the date indicated above:

($ in thousands)	Twelve months ended December 31, 2021	Twelve months ended December 31, 2020
Pro Forma revenues	$217,773	$42,755
Pro forma net income (loss)	$33,374	$(395,010)
Pro Forma earnings (loss) per share|
Basic	$2.07	$(23.25)
Diluted	$2.05	$(23.25)